UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024 (March 15, 2024)

GLOBAL TECHNOLOGIES, LTD

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Campus Dr., Suite 105, Parsippany, NJ 07054

(Address of Principal Executive Office) (Zip Code)

(973) 233-5151

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

As previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2024, the Company entered into an Amended and Restated Letter of Intent (the “Amended and Restated LOI”).”) to acquire GOe3, LLC (“GOe3”).

On March 15, 2024, the Company (“GTLL”) and GOe3 entered into a Share Exchange Agreement (the “Agreement”). Under the terms of the Agreement:

1.	Within 10 business days of Closing (as defined in Section 1.2) and subject to the terms and conditions set forth herein, GTLL shall issue to GOe3, a to-be-determined number of shares of GTLL’s newly designated New Preferred Stock (the “New Preferred”) for each one (1) GOe3 Unit (the “Exchange Ratio”). Such shares of GTLL’s New Preferred shall collectively (i) be referred to as the “Exchange Shares”, and the shares of the New Preferred issued at Closing will represent 25% of the New Preferred Shares to be issued to GOe3.

2.	Milestones to be achieved by GOe3 in order to earn additional shares of the New Preferred:

a.	Upon receipt of a GSA number and approval/awarding of the GSA grant/contract (“Milestone 2a”), __________ shares of the New Preferred shall be issued representing the second 25% of the New Preferred shares to be issued;
b.	Upon sales reaching $2.5 million from the installation of charging stations (“Milestone 2b”), additional shares of the New Preferred shall be issued representing the third 25% of the New Preferred shares to be issued;
c.	Upon sales reaching $10 million from the installation of charging stations (“Milestone 2c”), additional shares of the New Preferred shall be issued representing the fourth and final 25% of the New Preferred shares to be issued; and
d.	Upon issuance of 100% of the New Preferred Shares, and subsequent conversion into Common Stock, GOe3 shall own 70% of the fully diluted shares of Common Stock of GTLL.

3.	GOe3 shall become a wholly owned subsidiary of GTLL at Closing. Any intellectual property, patents or trademarks held by GOe3 shall remain within GOe3. Any new intellectual property, patents or trademarks filed for GOe3’s proprietary charging stations shall be filed under GOe3.

4.	At Closing, Bruce Brimacombe remained as President of GOe3 and was appointed as a member of the Board of Directors of GTLL and as Chairman of the Board of Directors, a candidate to be named in the near future shall be retained as CFO/COO of GTLL. Mr. Brimacombe shall enter into an Employment Agreement, Indemnification Agreement and a Board of Directors Services Agreement with GTLL. Fred Kutcher shall remain as a director and President of GTLL and its wholly owned subsidiary, 10 Fold Services, LLC. GTLL shall appoint a new board member at Closing bringing the total number of directors at Closing to three (3). Additional director changes/additions shall be as follows:

a.	Upon the achievement of Milestone 2a, Both GTLL and GOe3 shall appoint a new board member, bringing the total number of board members to five (5).

b.	Upon achievement of Milestone 2c, GOe3 shall appoint a new board member replacing one of the GTLL board members. Mr. Brimacombe shall be named President of GTLL.

The transaction closed on March 15, 2024.

The foregoing description of the Share Exchange Agreement contained in this Item 1.01 does not purport to be a complete description of the terms and provisions therein and is qualified in its entirety by reference to the full text of the form of the Share Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 2.03.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 3.02.

The issuance of the shares of the New Preferred and the issuance of the shares of Class A Common Stock issuable upon conversion of the New Preferred will be exempt from registration under Securities Act Section 4(a)(2) and Securities Act Rule 506(b). The Investor is sophisticated and represented in writing that they were an accredited investor and acquired the securities for their own account for investment purposes. A legend will be placed on the New Preferred certificate and the stock certificates of Class A Common Stock issued upon conversion of the New Preferred, subject to the terms of the transaction documents, stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 5.02.

On March 15, 2024, Bruce Brimacombe was appointed as a Director and Chairman of the Board of Directors of the Company. Mr. Brimacombe will also serve as the President of the Company’s newly acquired subsidiary, GOe3, LLC. The Company and Mr. Brimacombe anticipate entering into an Employment Agreement and Board of Directors Services Agreement during the second calendar quarter of 2024.

Bruce Brimacombe

Bruce Brimacombe, a trailblazing entrepreneur and visionary leader, boasts a remarkable career spanning over four decades, marked by his innate ability to identify and capitalize on emerging market opportunities. Mr. Brimacombe’s journey commenced in 1983 when he entered the world of finance as a securities trader, specializing in IPOs and small business capitalization.

Fueled by an entrepreneurial spirit, Mr. Brimacombe ventured into technology in 1999, pioneering the launch of an internet computer company that swiftly amassed a staggering $16 million in sales within its inaugural year. This early success underscored Mr. Brimacombe’s acumen for nascent markets and steering fledgling enterprises towards profitability.

A hallmark of Mr. Brimacombe’s career has been his uncanny knack for foreseeing emerging trends and aligning business strategies accordingly. In 2002, Mr. Brimacombe cemented his status as an industry leader with his efforts as a wireless internet service provider, extending high-speed connectivity to remote areas underserved by traditional DSL or cable infrastructure. This groundbreaking initiative empowered communities situated over 45 miles away from urban centers with their first taste of broadband internet access.

Building upon his penchant for innovation and societal impact, Mr. Brimacombe continued his journey in 2000 with the founding of Goe3, LLC. Under his stewardship, Goe3 emerged as a front runner in championing green energy solutions, with a commitment to advancing America’s journey towards energy independence. Through Goe3’s platform, Mr. Brimacombe envisions a future where sustainable technologies not only thrive but also redefine the nation’s energy landscape.

Mr. Brimacombe, a computer science and program expert, received computer science and marine biology instruction from the College of the Keys, in Florida, as well as an Associate’s Degree in Computer Information Systems from Mesa Community College.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD

Date: March 19, 2024	By:	/s/ Fredrick Cutcher
	Name:	Fredrick Cutcher
	Title:	Chief Executive Officer